Exhibit 10.2

TRANSFER AGREEMENT

between

THE AFFILIATES OF THE PURCHASER LISTED AS SIGNATORIES TO THIS
AGREEMENT,

as Originators

and

WELLS FARGO FINANCIAL ACCEPTANCE, INC.,

as Purchaser

Dated as of May 31, 2005

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

SECTION 1.1.

OTHER INTERPRETIVE PROVISIONS

1

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES

SECTION 2.1.

PURCHASE AND SALE OF RECEIVABLES.

2

SECTION 2.2.

ORIGINATORS PURCHASE PRICE

3

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

3

SECTION 3.2.

REPRESENTATIONS AND WARRANTIES OF ORIGINATORS

4

ARTICLE IV
RESERVED

ARTICLE V
COVENANTS OF ORIGINATORS

SECTION 5.1.

PROTECTION OF TITLE TO ORIGINATORS ASSETS

5

ARTICLE VI
MISCELLANEOUS PROVISIONS

SECTION 6.1.

OBLIGATIONS OF ORIGINATORS

7

SECTION 6.2.

SUBSEQUENT TRANSFER TO ISSUER AND INDENTURE TRUSTEE

7

SECTION 6.3.

AMENDMENT

7

SECTION 6.4.

WAIVERS

7

SECTION 6.5.

NOTICES

8

SECTION 6.6.

COSTS AND EXPENSES

8

SECTION 6.7.

GOVERNING LAW

8

SECTION 6.8.

COUNTERPARTS

8

SECTION 6.9.

THIRD PARTY BENEFICIARIES

TRANSFER AGREEMENT

THIS TRANSFER AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”) is made as of this 31st day of May, 2005 by and between THE AFFILIATES OF THE PURCHASER LISTED AS SIGNATORIES TO THIS AGREEMENT (each an “Originator” and together, the “Originators”), and WELLS FARGO FINANCIAL ACCEPTANCE, INC., a Minnesota corporation (in such capacity and for purposes of this Agreement only, the “Purchaser”).

WHEREAS, in the regular course of its business, Loans were assigned by dealers to the Originator located in the state where such dealer was located;

WHEREAS, Purchaser desires to purchase from the Originators a portfolio of Loans; and

WHEREAS, Originators are willing to sell such Loans to Purchaser.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

DEFINITIONS. Capitalized terms used but not defined herein are used in this Agreement as defined in Appendix X to the Sale and Servicing Agreement among Wells Fargo Financial Auto Owner Trust 2005-A, as issuer, Wells Fargo Financial Receivables, LLC, as seller, Wells Fargo Financial, Inc., as Master Servicer, and JPMorgan Chase Bank, N.A., as Indenture Trustee as the same may be amended and supplemented from time to time.

SECTION 1.1.  OTHER INTERPRETIVE PROVISIONS.  For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES

SECTION 2.1.  PURCHASE AND SALE OF RECEIVABLES.

Effective as of the Closing Date and immediately prior to the transactions pursuant to the Indenture, the Sale Agreement, the Purchase Agreement, the Sale and Servicing Agreement and the Trust Agreement, Originators do hereby sell, transfer, assign, set over and otherwise convey to Purchaser, without recourse (subject to the obligations herein) the following (the “Originators Assets”):

(a)

all right, title and interest of Originators in and to the Receivables, and all monies received thereon after the Cutoff Date;

(b)

all right, title and interest of Originators in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Originators in the Financed Vehicles and any other property that shall secure the Receivables;

(c)

the interest of Originators in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender’s single interest insurance policy naming Transferor as an insured;

(d)

the interest of Originators in any proceeds from (i) any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Loans or (iii) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

(e)

all right, title and interest of Originators in any instrument or document relating to the Receivables; and

(f)

the proceeds of any and all of the foregoing.

The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Purchaser of any obligation of Originators to the Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

It is the express intention of Originators and Purchaser that (a) the assignment and transfer herein contemplated constitute a sale of the Receivables and the other Originators Assets described above, conveying good title thereto free and clear of any liens, encumbrances, security interests or rights of other Persons, from Originators to Purchaser and (b) the Receivables and the other Originators Assets described above not be a part of any Originator’s estate in the event of any Originator’s bankruptcy or insolvency. If, notwithstanding the intention of Originators and Purchaser, such conveyance is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale, Originators hereby grant, and the parties intend that Originators shall have granted to the Purchaser, a first priority perfected security interest in all of Originators’ right, title and interest in the items of the Originators Assets and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law and the Purchaser shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdictions.

SECTION 2.2.  ORIGINATORS PURCHASE PRICE. In consideration for the Originators Assets, Purchaser shall, on the Closing Date, pay to each Originator its applicable Originators Purchase Price. The “Originators Purchase Price” shall be paid in cash to each Originator and shall be in the amount listed by each Originator’s name on Exhibit A attached hereto.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby makes the following representations and warranties upon which Originators may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

(a)

Organization and Good Standing.  Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota and has the power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

(b)

Power and Authority.  Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

(c)

No Consent Required.  No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

(d)

Binding Obligation.  This Agreement has been duly executed and delivered by Purchaser and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting the enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

(e)

No Violation.  The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach of the material terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien under any of its material properties pursuant to the terms of, (i) the charter or bylaws of Purchaser, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or (iii) any law, order, rule or regulation applicable to Purchaser of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser.

(f)

No Proceedings.  There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

SECTION 3.2.  REPRESENTATIONS AND WARRANTIES OF ORIGINATORS.  Each of the Originators hereby makes the following representations and warranties upon which Purchaser may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

(a)

Organization and Good Standing.  Each of the Originators has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation and has full corporate power and authority to execute and legal right to own its properties and conduct its motor vehicle retail installment sale contract business as such properties are at present owned and such business is at present conducted and had at all relevant times, and has, the power, authority and legal right to acquire, own and sell the Originators Assets pursuant to the terms of this Agreement.

(b)

Due Qualification.  Each of the Originators is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and in which the failure to do so would materially and adversely affect the Originators’ performance of their obligations under, the validity or enforceability of this Agreement or the Originators Assets.

(c)

Power and Authority.  Each of the Originators has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Originators Assets; and the execution, delivery and performance of this Agreement has been duly authorized by each of the Originators by all necessary corporate action.

(d)

No Consent Required.  No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby, other than the filing of UCC financing statements.

(e)

Valid Sale; Binding Obligation.  Each of the Originators intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Originators Assets conveyed by Originators to Purchaser hereunder, enforceable against creditors of and purchasers from Originators; and this Agreement constitutes a legal, valid and binding obligation of Originators, enforceable against Originators in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

(f)

No Violation.  The execution, delivery and performance by each of Originators of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the charter or bylaws of any of the Originators, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which any of the Originators is a party or by which any of the Originators is bound, or (iii) any law, order, rule or regulation applicable to any of the Originators of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over any of the Originators.

(g)

No Proceedings.  There are no proceedings or investigations pending, or, to the knowledge of any of the Originators, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Originators or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by any of the Originators of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

(h)

Chief Executive Office. The chief executive office of each of the Originators is set forth in Exhibit B attached hereto.

(i)

Official Record. This Agreement and all other documents related hereto to which each of the Originators is a party have been approved by each Originator’s board of directors, which approval is reflected in the minutes or unanimous written consent of such board, and shall continuously from time to time of each such document’s execution, be maintained as an official record of each Originator.

ARTICLE IV
RESERVED

ARTICLE V
COVENANTS OF ORIGINATORS

SECTION 5.1.  PROTECTION OF TITLE TO ORIGINATORS ASSETS.  Each Originator covenants and agrees with Purchaser as follows:

(a)

Each Originator shall authorize and file such UCC financing statements and cause to be authorized and filed such UCC continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser, Owner Trustee and Indenture Trustee in the Receivables and the proceeds thereof. Each Originator shall deliver (or cause to be delivered) to Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)

Each Originator shall not change its name, identity or corporate structure or jurisdiction of organization in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, unless it shall have given Purchaser, Owner Trustee and Indenture Trustee at least sixty days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)

Each Originator shall give Purchaser, Owner Trustee and Indenture Trustee at least 60 days’ prior written notice of any relocation of its principal executive office or change in its jurisdiction or organization, if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

(d)

Each Originator shall maintain its computer systems relating to installment loan recordkeeping so that, from and after the time of sale under this Agreement of its Receivables, each Originator’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Purchaser, Issuer and Indenture Trustee in such Receivable and that such Receivable has been sold to Purchaser and by Purchaser to Issuer and is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture. Indication of Purchaser’s, Issuer’s and Indenture Trustee’s interest in a Receivable shall be deleted from or modified on an Originator’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by Purchaser or an Originator or purchased by Master Servicer.

(e)

If at any time an Originator shall propose to sell, grant a security interest in or otherwise transfer any interest in receivables to any prospective purchaser, lender or other transferee, such Originator shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to Purchaser, sold by Purchaser to Transferor, sold by Transferor to ACE Securities Corp. and then sold by ACE Securities Corp. to Issuer and pledged to Indenture Trustee.

(f)

Each Originator shall, upon receipt of reasonable prior notice, permit Purchaser and its respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from such Originator’s records regarding any Receivable.

(g)

Upon request at any time Purchaser shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement, an Originator shall furnish to Purchaser, Owner Trustee and Indenture Trustee, within thirty (30) Business Days, a list of all Receivables (by contract number and name of Obligor) conveyed to Purchaser hereunder and then owned by Issuer, and pledged to Indenture Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of Master Servicer’s Reports furnished before such request indicating removal of Receivables from Issuer.

ARTICLE VI
MISCELLANEOUS PROVISIONS

SECTION 6.1.  OBLIGATIONS OF ORIGINATORS.  The obligations of Originators under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

SECTION 6.2.  SUBSEQUENT TRANSFER TO ISSUER AND INDENTURE TRUSTEE. Originators acknowledge that:

(a)

Purchaser will, pursuant to the Sale Agreement, sell the Receivables to the Transferor and assign its rights under this Agreement to Transferor for the benefit of the Noteholders and the Certificateholders. The Originators hereby consent to such sale and assignment.

(b)

Transferor will, pursuant to the Purchase Agreement, sell the Receivables to ACE Securities Corp. and assign its rights under the Sale Agreement to ACE Securities Corp. for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in the Sale Agreement and the rights of Transferor under Section 3.4 of the Sale Agreement are intended to benefit ACE Securities Corp., the Issuer, the Owner Trustee, the Noteholders and the Certificateholders. Originators hereby consent to such sale and assignment.

(c)

ACE Securities Corp. will, pursuant to the Sale and Servicing Agreement, sell the Receivables to Issuer and assign its rights under this Agreement to the Issuer for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement are intended to benefit Issuer, the Owner Trustee, the Noteholders and the Certificateholders. Originators hereby consent to such sale and assignment.

(d)

Issuer will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under this Agreement are intended to benefit the Indenture Trustee and the Noteholders. Originators hereby consent to such pledge.

SECTION 6.3.  AMENDMENT.  This Agreement may be amended from time to time by a written instrument signed by the Originators and the Purchaser and no waiver of any of the terms hereof by any party shall be effective unless it is in writing and signed by all other parties to this Agreement.

SECTION 6.4.  WAIVERS.  No failure or delay on the part of Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.5.  NOTICES.  All demands, notices and communications pursuant to this Agreement to any party shall be in writing, personally delivered, or sent by telecopier, overnight mail or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt at the address set forth in Exhibit B attached hereto or at such other address as may be designated by it by notice to all other parties to this Agreement.

SECTION 6.6.  COSTS AND EXPENSES.  Originators will pay all expenses incident to the performance of their obligations under this Agreement and all expenses in connection with the perfection as against third parties of Purchaser’s right, title and interest in and to the Originators Assets and Purchaser agrees to pay expenses incident to the performance of its obligations under this Agreement.

SECTION 6.7.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.8.  COUNTERPARTS.  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 6.9.  THIRD PARTY BENEFICIARIES.  Each of the Transferor, ACE Securities Corp., the Issuer, Owner Trustee (individually and in its capacity as such) and Indenture Trustee (individually and in its capacity as such) is an intended third party beneficiary of this Agreement.

It is acknowledged and agreed that the provisions of this agreement may be enforced by or on behalf of such Persons against Originators to the same extent as if it were a party hereto.

IN WITNESS WHEREOF, the parties hereby have caused this Transfer Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

WELLS FARGO FINANCIAL ACCEPTANCE ALABAMA, INC., WELLS FARGO FINANCIAL ACCEPTANCE ALASKA, LLC, WELLS FARGO FINANCIAL ACCEPTANCE ARIZONA, INC., WELLS FARGO FINANCIAL ACCEPTANCE CALIFORNIA, INC., WELLS FARGO FINANCIAL ACCEPTANCE COLORADO, INC., WELLS FARGO FINANCIAL ACCEPTANCE CONNECTICUT, INC., WELLS FARGO FINANCIAL ACCEPTANCE DELAWARE, INC., WELLS FARGO FINANCIAL ACCEPTANCE FLORIDA, INC., WELLS FARGO FINANCIAL ACCEPTANCE GEORGIA, INC., WFF AUTO HAWAII, INC., WELLS FARGO FINANCIAL ACCEPTANCE ILLINOIS, INC., WELLS FARGO FINANCIAL ACCEPTANCE INDIANA, INC., WELLS FARGO FINANCIAL ACCEPTANCE IOWA, INC., WELLS FARGO FINANCIAL ACCEPTANCE KANSAS, INC., WELLS FARGO FINANCIAL ACCEPTANCE KENTUCKY, INC., WELLS FARGO FINANCIAL ACCEPTANCE LOUISIANA, INC., WELLS FARGO FINANCIAL ACCEPTANCE MARYLAND, INC., WELLS FARGO FINANCIAL ACCEPTANCE MASSACHUSETTS, INC., WELLS FARGO FINANCIAL ACCEPTANCE MICHIGAN, INC., WELLS FARGO FINANCIAL ACCEPTANCE MISSOURI, INC., WELLS FARGO FINANCIAL ACCEPTANCE MONTANA, INC., WELLS FARGO FINANCIAL ACCEPTANCE NEBRASKA, INC., WELLS FARGO FINANCIAL ACCEPTANCE NEVADA, INC., WELLS FARGO FINANCIAL ACCEPTANCE NEW HAMPSHIRE, INC., WELLS FARGO FINANCIAL ACCEPTANCE NEW JERSEY, INC., WELLS FARGO FINANCIAL ACCEPTANCE NEW MEXICO, INC., WELLS FARGO FINANCIAL ACCEPTANCE NEW YORK, INC., WELLS FARGO FINANCIAL ACCEPTANCE NORTH CAROLINA 1, INC., WELLS FARGO FINANCIAL ACCEPTANCE NORTH DAKOTA, INC., WELLS FARGO FINANCIAL ACCEPTANCE OHIO 1, INC., WELLS FARGO FINANCIAL ACCEPTANCE OKLAHOMA, INC., WELLS FARGO FINANCIAL ACCEPTANCE OREGON, INC., WELLS FARGO FINANCIAL ACCEPTANCE PENNSYLVANIA, INC., WELLS FARGO

FINANCIAL ACCEPTANCE RHODE ISLAND, INC., WELLS FARGO FINANCIAL ACCEPTANCE SOUTH CAROLINA, INC., WELLS FARGO FINANCIAL ACCEPTANCE SOUTH DAKOTA, INC., WELLS FARGO FINANCIAL ACCEPTANCE TENNESSEE, INC., WELLS FARGO FINANCIAL ACCEPTANCE TEXAS, INC., WELLS FARGO FINANCIAL ACCEPTANCE UTAH, INC., WELLS FARGO FINANCIAL ACCEPTANCE VERMONT, INC., WELLS FARGO FINANCIAL ACCEPTANCE VIRGINIA, INC., WELLS FARGO FINANCIAL ACCEPTANCE WASHINGTON, INC., WELLS FARGO FINANCIAL ACCEPTANCE WEST VIRGINIA, INC., WELLS FARGO FINANCIAL ACCEPTANCE WISCONSIN, INC. AND WELLS FARGO FINANCIAL ACCEPTANCE WYOMING, INC.

By:/s/ Steven N. Owenson

Name:  Steven N. Owenson

Title:  Treasurer

WELLS FARGO FINANCIAL ACCEPTANCE, INC.

By:/s/ Steven N. Owenson

Name:  Steven N. Owenson

Title:  Treasurer

EXHIBIT A

ORIGINATOR	PURCHASE PRICE
Wells Fargo Financial Acceptance Alabama, Inc.	$16,370,369.94
Wells Fargo Financial Acceptance Alaska, LLC	$458,286.55
Wells Fargo Financial Acceptance Arizona, Inc.	$68,852,277.47
Wells Fargo Financial Acceptance California, Inc.	$170,583,103.52
Wells Fargo Financial Acceptance Colorado, Inc.	$17,751,513.74
Wells Fargo Financial Acceptance Connecticut, Inc.	$12,348,754.97
Wells Fargo Financial Acceptance Delaware, Inc.	$2,637,522.52
Wells Fargo Financial Acceptance Florida, Inc.	$114,619,674.55
Wells Fargo Financial Acceptance Georgia, Inc.	$77,943,478.78
WFF Auto Hawaii, Inc.	$2,939,530.65
Wells Fargo Financial Acceptance Iowa, Inc.	$12,679,253.40
Wells Fargo Financial Acceptance Illinois, Inc.	$77,076,257.08
Wells Fargo Financial Acceptance Indiana, Inc.	$51,267,826.04
Wells Fargo Financial Acceptance Kansas, Inc.	$13,603,571.01
Wells Fargo Financial Acceptance Kentucky, Inc.	$29,105,068.89
Wells Fargo Financial Acceptance Louisiana, Inc.	$23,596,332.39
Wells Fargo Financial Acceptance Massachusetts, Inc.	$12,848,791.08
Wells Fargo Financial Acceptance Maryland, Inc.	$60,069,843.48
Wells Fargo Financial Acceptance Michigan, Inc.	$42,642,494.20
Wells Fargo Financial Acceptance Missouri, Inc.	$31,668,629.24
Wells Fargo Financial Acceptance Montana, Inc.	$2,814,306.73
Wells Fargo Financial Acceptance North Carolina 1, Inc.	$64,187,398.30
Wells Fargo Financial Acceptance North Dakota, Inc.	$1,227,163.22
Wells Fargo Financial Acceptance Nebraska, Inc.	$3,730,402.63
Wells Fargo Financial Acceptance New Hampshire, Inc.	$1,190,624.80
Wells Fargo Financial Acceptance New Jersey, Inc.	$18,759,491.21
Wells Fargo Financial Acceptance New Mexico, Inc.	$20,464,438.78
Wells Fargo Financial Acceptance Nevada, Inc.	$38,405,374.53
Wells Fargo Financial Acceptance New York, Inc.	$38,404,063.40

ORIGINATOR	PURCHASE PRICE
Wells Fargo Financial Acceptance Ohio 1, Inc.	$49,311,879.24
Wells Fargo Financial Acceptance Oklahoma, Inc.	$17,267,781.50
Wells Fargo Financial Acceptance Oregon, Inc.	$12,868,313.13
Wells Fargo Financial Acceptance Pennsylvania, Inc.	$7,004,950.60
Wells Fargo Financial Acceptance Rhode Island, Inc.	$1,385,949.02
Wells Fargo Financial Acceptance South Carolina, Inc.	$23,745,979.83
Wells Fargo Financial Acceptance South Dakota, Inc.	$2,656,946.51
Wells Fargo Financial Acceptance Tennessee, Inc.	$32,214,187.81
Wells Fargo Financial Acceptance Texas, Inc.	$205,743,937.60
Wells Fargo Financial Acceptance Utah, Inc.	$10,909,376.80
Wells Fargo Financial Acceptance Virginia, Inc.	$41,308,840.33
Wells Fargo Financial Acceptance Vermont, Inc.	$645,576.74
Wells Fargo Financial Acceptance Washington, Inc.	$33,858,975.89
Wells Fargo Financial Acceptance Wisconsin, Inc.	$20,690,323.64
Wells Fargo Financial Acceptance West Virginia, Inc.	$9,057,210.34
Wells Fargo Financial Acceptance Wyoming, Inc.	$1,603,455.06

EXHIBIT B

Wells Fargo Financial Acceptance Alabama, Inc.	1301 Centerpoint Pkway 111, Birmingham, AL 35215
Wells Fargo Financial Acceptance Alaska, LLC	c/o CSC 2711 Centerville Road Suite 400 Wilmington, DE 19808
Wells Fargo Financial Acceptance Arizona, Inc.	3375 E. Shea Blvd., Suite A, Phoenix, Arizona 85028
Wells Fargo Financial Acceptance California, Inc.	c/o CSC 2730 Oaks Drive Suite 100 Sacramento, CA 95833
Wells Fargo Financial Acceptance Colorado, Inc.	c/o CSC 1560 Broadway Denver, CO 80202
Wells Fargo Financial Acceptance Connecticut, Inc.	c/o CSC, 50 Weston St., Hartford, CT 06120
Wells Fargo Financial Acceptance Delaware, Inc.	118 Astro Shopping Center, Newark, DE 19711
Wells Fargo Financial Acceptance Florida, Inc.	9550 Regency Sq. Blvd., Jacksonville, FL 32225
Wells Fargo Financial Acceptance Georgia, Inc.	1130 Senoia Road, Bldg. A1, Tyrone, GA 30290
WFF Auto Hawaii, Inc.
Wells Fargo Financial Acceptance Illinois, Inc.	1500 East Empire, A5, Bloomington, IL 61701
Wells Fargo Financial Acceptance Indiana, Inc.	c/o CSC 251 East Ohio Street Suite 500 Indianapolis, IN 46204
Wells Fargo Financial Acceptance Iowa, Inc.	800 Walnut Street, Des Moines, IA 50309
Wells Fargo Financial Acceptance Kansas, Inc.	12053 S. Strangline Road, Olathe, KS 66062
Wells Fargo Financial Acceptance Kentucky, Inc.	1660 Bryan Station Road, 8, Lexington, KY 40505
Wells Fargo Financial Acceptance Louisiana, Inc.	8894 Airline Highway, G, Baton Rouge, LA 70815
Wells Fargo Financial Acceptance Maryland, Inc.	7701 Greenbelt Road Suite 700 Greenbelt, MD 20770
Wells Fargo Financial Acceptance Massachusetts, Inc.	c/o CSC 84 State Street Boston, MA 02109
Wells Fargo Financial Acceptance Michigan, Inc.	26400 Lahser, Ste 400, Southfield, MI 48034
Wells Fargo Financial Acceptance Missouri, Inc.	5567 NW Barry Road, Kansas City, MO 64154
Wells Fargo Financial Acceptance Montana, Inc.	1426 Euclid Avenue, Helena, MT 59601
Wells Fargo Financial Acceptance Nebraska, Inc.	7101 Mercy Rd. Suite 106, Omaha, NE 68106
Wells Fargo Financial Acceptance Nevada, Inc.	4080 Kietzke Lane, Reno, NV 89502
Wells Fargo Financial Acceptance New Hampshire, Inc.	c/o CSC, 830 Bear Tavern Rd., West Trenton, NJ 08628
Wells Fargo Financial Acceptance New Jersey, Inc.	1067 Washington Blvd., 33, Robbinsville, NJ 08691
Wells Fargo Financial Acceptance New Mexico, Inc.	1128 Pennsylvania NE, 220 Albuquerque, NM 87110
Wells Fargo Financial Acceptance New York, Inc.	c/o CSC, 80 State St., Albany, NY 12207
Wells Fargo Financial Acceptance North Carolina 1, Inc.	c/o CSC, 327 Hillsborough St, Raleigh, NC 27603
Wells Fargo Financial Acceptance North Dakota, Inc.	3220 13th Ave South Fargo, ND 58103
Wells Fargo Financial Acceptance Ohio 1, Inc.	1889 Brittain Rd., Akron, OH 44310
Wells Fargo Financial Acceptance Oklahoma, Inc.	7313 S. Western Avenue, Oklahoma City, OK 73139
Wells Fargo Financial Acceptance Oregon, Inc.	5050 SW Griffith Dr., 100, Beaverton, OR 97005
Wells Fargo Financial Acceptance Pennsylvania, Inc.	2501 Seaport Dr. Suite BH 300 Chester, PA 19013
Wells Fargo Financial Acceptance Rhode Island, Inc.	c/o CSC 170 Westminster St., Ste 900, Providence, RI 02903
Wells Fargo Financial Acceptance South Carolina, Inc.	612 St. Andrews Rd., 4 Columbia, SC 29210
Wells Fargo Financial Acceptance South Dakota, Inc.	c/o CSC 503 S Pierre St., Pierre, SD 57501
Wells Fargo Financial Acceptance Tennessee, Inc.	5959 Shallowford Rd, 105 Chattanooga, TN 37421
Wells Fargo Financial Acceptance Texas, Inc.	4108 S. Cooper Street, Arlington, TX 76015
Wells Fargo Financial Acceptance Utah, Inc.	2530 W. 4700 South Kearns, UT 84118
Wells Fargo Financial Acceptance Vermont, Inc.	c/o CSC 159 State St., Montpelier, VT 05602
Wells Fargo Financial Acceptance Virginia, Inc.	10419 Midlothian Trnpk, Richmond, VA 23235
Wells Fargo Financial Acceptance Washington, Inc.	3702 S. Fife St., Ste. C., Tacoma, WA 98409
Wells Fargo Financial Acceptance West Virginia, Inc.	c/o CSC 1600 Laidley Tower, Charleston, WV 25301
Wells Fargo Financial Acceptance Wisconsin, Inc.	N81 W15104 Appleton Ave., Menomonee Falls, WI 53051
Wells Fargo Financial Acceptance Wyoming, Inc.	c/o CSC 1821 Logan Avenue, Cheyenne, WY 82001